EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
For the Three and Six Months Ended
June 30, 2008

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”), adjusted cash flow from operations, revenue diversification analysis and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Form 10-K for the year ended December 31, 2007. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Three and Six Months Ended June 30, 2008

W. P. CAREY & CO. LLC
Company Overview
June 30, 2008

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Everett Reveley	Davenport & Company, LLC
Stephanie M. Krewson	Janney Montgomery Scott LLC
Andrew T. Dizio	Janney Montgomery Scott LLC

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2007	2007	2007
Stock Data (NYSE: WPC)
High Price	$33.97	$34.62	$36.86	$33.14	$35.50
Low Price	$27.67	$25.79	$31.02	$27.67	$29.71
Closing Price	$28.71	$29.97	$33.20	$31.50	$31.45

Distributions declared per share – annualized (a)	$1.95	$1.93	$1.91	$1.89	$1.87

Distribution yield (annualized distribution / closing stock price)	6.79%	6.43%	5.75%	5.99%	5.94%

Shares outstanding at quarter end	39,656,675	39,536,581	39,216,493	38,583,229	39,129,982

Market value of outstanding shares at quarter end (in thousands)	$1,138,543	$1,184,911	$1,301,988	$1,215,372	$1,230,638

(a)	Fourth quarter 2007 excludes a special distribution of $0.27 per share that was paid in January 2008 to shareholders of record as of December 31, 2007. The special distribution was approved by our Board of Directors in connection with our corporate restructuring.

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except per share amounts)

These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended					Six months ended June 30,
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	2008	2007
EBITDA
Investment management	$15,774	$14,745	$(3,906)	$19,961	$63,517	$30,519	$75,090
Real estate ownership	22,307	20,634	31,123	17,454	22,318	42,941	39,756

Total	$38,081	$35,379	$27,217	$37,415	$85,835	$73,460	$114,846

FFO
Investment management	$14,664	$5,461	$(14,281)	$17,040	$62,561	$20,125	$66,410
Real estate ownership	20,887	16,069	17,192	15,184	17,004	36,956	31,721

Total	$35,551	$21,530	$2,911	$32,224	$79,565	$57,081	$98,131

EBITDA Per Share (Diluted)
Investment management	$0.39	$0.37	$(0.10)	$0.50	$1.59	$0.76	$1.88
Real estate ownership	0.56	0.51	0.78	0.44	0.56	1.06	1.00

Total	$0.95	$0.88	$0.68	$0.94	$2.15	$1.82	$2.88

FFO Per Share (Diluted)
Investment management	$0.36	$0.14	$(0.36)	$0.43	$1.56	$0.50	$1.66
Real estate ownership	0.52	0.40	0.43	0.38	0.43	0.92	0.80

Total	$0.88	$0.54	$0.07	$0.81	$1.99	$1.42	$2.46

Adjusted Cash Flow From Operating Activities
Adjusted cash flow						$53,789	$54,946

Adjusted cash flow per share (diluted)						$1.34	$1.38

Distributions declared per share						$0.969	$0.929

Payout ratio (distributions per share/adjusted cash flow per share)						72%	67%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended					Six months ended June 30,
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	2008	2007
Investment Management
Net income	$7,123	$6,931	$(12,366)	$12,685	$32,100	$14,054	$36,489
Adjustments:
Provision for income taxes	7,556	6,784	2,473	11,171	30,376	14,340	36,514
Depreciation and amortization	1,095	1,030	5,987	(3,895)	1,041	2,125	2,087

EBITDA — investment management	$15,774	$14,745	$(3,906)	$19,961	$63,517	$30,519	$75,090

EBITDA per share (diluted)	$0.39	$0.37	$(0.10)	$0.50	$1.59	$0.76	$1.88

Real Estate Ownership
Net income	$12,725	$10,170	$18,379	$7,724	$9,930	$22,895	$16,341
Adjustments:
Interest expense	4,532	5,043	4,730	5,618	5,389	9,575	10,002
Provision for income taxes	(134)	360	225	348	662	226	903
Depreciation and amortization	5,184	5,061	6,056	3,606	5,696	10,245	11,385
Reconciling items attributable to discontinued operations	—	—	1,733	158	641	—	1,125

EBITDA — real estate ownership	$22,307	$20,634	$31,123	$17,454	$22,318	$42,941	$39,756

EBITDA per share (diluted)	$0.56	$0.51	$0.78	$0.44	$0.56	$1.06	$1.00

Total Company
EBITDA	$38,081	$35,379	$27,217	$37,415	$85,835	$73,460	$114,846

EBITDA per share (diluted)	$0.95	$0.88	$0.68	$0.94	$2.15	$1.82	$2.88

Diluted weighted average shares outstanding	40,256,658	40,202,798	39,815,933	39,601,853	40,004,379	40,271,185	39,894,412

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended					Six months ended June 30,
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	2008	2007
Investment Management
Net income	$7,123	$6,931	$(12,366)	$12,685	$32,100	$14,054	$36,489
Amortization, deferred taxes and other non-cash charges	4,041	(2,554)	(2,466)	7,114	28,261	1,487	25,546
FFO from equity investments	3,500	1,084	551	(2,759)	2,200	4,584	4,375

FFO — investment management	$14,664	$5,461	$(14,281)	$17,040	$62,561	$20,125	$66,410

FFO per share (diluted)	$0.36	$0.14	$(0.36)	$0.43	$1.56	$0.50	$1.66

Real Estate Ownership
Net income	$12,725	$10,170	$18,379	$7,724	$9,930	$22,895	$16,341
Gain on sale of real estate, net	—	—	(14,865)	—	(962)	—	(962)
Depreciation, amortization and other non-cash charges	5,389	3,561	4,929	4,228	5,653	8,950	11,115
Straight-line and other rent adjustments	659	669	964	660	623	1,328	1,456
Impairment charges	—	—	1,017	2,317	—	—	—
FFO adjustment to earnings from equity investments	2,287	1,841	1,662	464	1,972	4,128	4,186
Minority investees’ share of FFO	(173)	(172)	5,106	(209)	(212)	(345)	(415)

FFO — real estate ownership	$20,887	$16,069	$17,192	$15,184	$17,004	$36,956	$31,721

FFO per share (diluted)	$0.52	$0.40	$0.43	$0.38	$0.43	$0.92	$0.80

Total Company
FFO	$35,551	$21,530	$2,911	$32,224	$79,565	$57,081	$98,131

FFO per share (diluted)	$0.88	$0.54	$0.07	$0.81	$1.99	$1.42	$2.46

Diluted weighted average shares outstanding	40,256,658	40,202,798	39,815,933	39,601,853	40,004,379	40,271,185	39,894,412

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands, except share and per share amounts)

	Six months ended June 30,
	2008	2007
Cash flow from operating activities – as reported	$27,219	$11,648
Adjustments:
CPA®:16 - Global performance adjustment, net (a)	(12,291)	17,763
Settlement payment (b)	21,012	—
CPA®:12/14 Merger – payment of taxes (c)	—	20,708
Distributions received from equity investments in real estate in excess of equity income (d)	3,223	5,435
Changes in working capital (c)	14,626	(608)

Adjusted cash flow from operating activities	$53,789	$54,946

Adjusted cash flow per share (diluted)	$1.34	$1.38

Distributions declared per share	$0.969	$0.929

Payout ratio (distributions per share/adjusted cash flow per share)	72%	67%

Diluted weighted average shares outstanding	40,271,185	39,894,412

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(a)	Amounts (paid)/deferred in lieu of CPA®:16 – Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 – Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met as this revenue was actually earned over a three year period.

(b)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to their investigation. As a result, we paid $29,979 in the first quarter of 2008, and recognized an offsetting $8,967 tax benefit in the same period.

(c)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operations to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(d)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (Unaudited)
(in thousands)

	Three months ended					Six months ended June 30,
	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	2008	2007
Revenue from Investment Management
Asset management revenue	$20,039	$20,126	$19,165	$18,648	$30,204	$40,165	$45,238
Structuring revenue	3,169	3,416	10,366	9,778	53,448	6,585	58,031
Other interest income	548	533	1,057	1,087	3,360	1,081	3,887

Total investment management revenue	$23,756	$24,075	$30,588	$29,513	$87,012	$47,831	$107,156

Percentage of total adjusted revenue	47%	52%	58%	55%	77%	49%	69%

Revenue from Real Estate Ownership
Lease revenue – continuing and discontinued operations	$23,247	$19,254	$20,196	$20,143	$22,121	$42,501	$42,114
Other real estate income	3,305	3,122	2,144	4,159	3,113	6,427	6,115
Other interest income	131	228	257	200	284	359	355

Total real estate revenue	$26,683	$22,604	$22,597	$24,502	$25,518	$49,287	$48,584

Percentage of total adjusted revenue	53%	48%	42%	45%	23%	51%	31%

Reconciliation of Total Revenue
Total revenue – as reported	$58,503	$57,372	$51,607	$55,852	$109,040	$115,875	$153,721
Less: Reimbursed costs from affiliates (a)	(12,568)	(11,506)	(3,641)	(3,422)	(3,244)	(24,074)	(6,719)
Add: Other interest income	679	761	1,314	1,287	3,644	1,440	4,242
Add: Revenue from discontinued operations	3,825	52	3,905	298	3,090	3,877	4,496

Total Adjusted Revenue	$50,439	$46,679	$53,185	$54,015	$112,530	$97,118	$155,740

(a)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA®REITs as they have no impact on net income. Includes wholesaling revenue earned in connection with CPA®: 17 – Global’s initial public offering and is primarily offset by underwriting costs incurred in connection with the offering.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Unaudited)
(in thousands)

	Three months ended										Six months ended June 30,
	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		2008		2007
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (a)	$23,378		$19,482		$20,453		$20,343		$22,405		$42,860		$42,469
Management revenue (b)(d)	20,587		20,659		20,222		19,735		33,564		41,246		49,125

Rents and Management Revenue	43,965	87%	40,141	86%	40,675	76%	40,078	74%	55,969	50%	84,106	87%	91,594	59%

Structuring revenue (c)(d)	3,169		3,416		10,366		9,778		53,448		6,585		58,031
Other real estate income	3,305		3,122		2,144		4,159		3,113		6,427		6,115

Structuring Revenue & Other Income	6,474	13%	6,538	14%	12,510	24%	13,937	26%	56,561	50%	13,012	13%	64,146	41%

Total Adjusted Revenue	$50,439	100%	$46,679	100%	$53,185	100%	$54,015	100%	$112,530	100%	$97,118	100%	$155,740	100%

(a)	Rents = lease revenue (continuing operations) + revenue from discontinued operations + other interest income from real estate ownership.

(b)	Management revenue includes asset management revenue and interest income earned from CPA®REITs under management.

(c)	Structuring revenue includes structuring fees and deferred structuring fees.

(d)	Management revenue for June 2007 includes the recognition of $11,945 of previously deferred performance revenue from CPA®:16 – Global meeting its performance criterion. Structuring revenue for June 2007 includes the recognition of $31,674 of previously deferred structuring revenue as a result of CPA®:16 – Global meeting its performance criterion.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata basis) (Unaudited)
June 30, 2008

Portfolio Debt Maturity
Year of Maturity	Outstanding Balance (a)
2008	$40,352,161
2009	29,911,440
2010	12,938,137
2011	133,841,566
2012	32,391,797
2013	2,259,196
2014	62,923,605
2015	50,422,770
2016	38,676,808
2017	62,337,996
2018	10,373,096
2019	—
2020	—
2021	—
2022	—
2023	5,709,195

Total	$482,137,767

Fixed and Variable Rate Debt Analysis
Non-Recourse Debt	Outstanding Balance
Fixed	$261,979,645
Fixed – Swap Agreement	10,373,096
Fixed – Future Rate Reset	71,819,796
Variable	56,965,230

401,137,767

Recourse Debt
Variable – Line of Credit	81,000,000

Total Debt	$482,137,767

(a)	Debt balances calculated using an exchange rate of 1.5799 USD/EUR at June 30, 2008 (where applicable).

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis) (Unaudited)
June 30, 2008

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance

Self-Storage Credit Facility (a)	Variable	4.77%	Dec-2008	$35,352,156
Billipp Portfolio (b)	Variable	4.13%	Dec-2008	5,000,005
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	12,337,227
US Airways Group, Inc. (75%)	Fixed	7.23%	Aug-2009	15,366,582
The Retail Distribution Group, Inc. (40%)	Fixed	8.51%	Sep-2009	2,207,631
Bell South Corporation	Fixed	8.11%	Jan-2010	3,113,769
Hibbett Sports	Fixed	7.50%	Apr-2010	4,600,249
Daimler Trucks North America LLC	Fixed	7.96%	Jun-2010	5,224,119
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,415,982
AutoZone, Inc. — Series A	Fixed	6.85%	Jan-2011	1,224,631
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,251,111
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,546,813
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,517,168
AutoZone, Inc. — Series B	Fixed	6.85%	Feb-2011	1,924,912
Career Education Corporation	Fixed	7.58%	Jun-2011	6,871,572
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,928,785
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,160,592
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,458,203
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	855,719
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,537,955
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,535,049
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,795,572
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	10,209,299
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	2,259,196
Carrefour France, S.A. (46%) (c)	Fixed - Future Rate Reset	5.55%	Dec-2014	62,923,605
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,360,790
Bouygues Telecom, S.A. (Tours) (95%) (c)	Fixed - Future Rate Reset	3.86%	Oct-2015	8,896,191
The American Bottling Company	Fixed	5.13%	Nov-2015	32,165,789
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	15,000,000
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (c) (d)	Variable	5.01%	Oct-2016	16,613,069
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	7,063,739
Western Union Financial Services, Inc.	Fixed	5.50%	Jan-2017	6,000,000
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (c)	Fixed	5.49%	Jan-2017	16,862,587
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675,000
Medica France, S.A. (46%) (c)	Fixed	5.63%	Oct-2017	21,800,409

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance
OBI Wroclaw	Fixed - Swap	4.23%	Mar-2018	$10,373,096
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	5,709,195

Total Non-Recourse Debt		5.86% (d)		$401,137,767

Unsecured Credit Facility	Variable	3.55%	Jun-2011	$81,000,000

Total Debt		5.48% (d)		$482,137,767

(a)	Facility includes an option to extend for three consecutive one-year periods. LIBOR capped at 4.75% through December 2008.

(b)	Loan agreement includes a one-year extension option.

(c)	Debt balance calculated using an exchange rate of 1.5799 USD/EUR as of June 30, 2008.

(d)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2008 Investment and Disposition Activity (Unaudited)
As of June 30, 2008

Investment Activity
Investment Management Activity — Real Estate

			Purchase Price			Gross Square
Portfolio	Tenant/Lease Guarantor	Property Location(s)	(000s)	Closing Date	Property Type	Footage
CPA®:16 – Global	Briggs Nursery, LLC	Elma, WA	$6,545	Feb-08	Industrial	77,775
		Colton, CA; Dallas, TX; Bonner
CPA®:16 – Global	Best Brands	Springs, KS; Eagan, MN	50,638	Mar-08	Industrial	795,379
CPA®:16 – Global	Mantsinen	Ylamylly, Finland	18,113	Apr-08	Industrial	118,942
CPA®:16 – Global	Schoeller Arca System	Monheim, Germany	12,864	Apr-08	Industrial	100,018
CPA®:17 – Global	Arnold Magnetic Technologies	Norfolk, NE	2,618	Jun-08	Industrial	109,200
CPA®:16 – Global	Schoeller Arca System	Nurieux, France	17,006	Jun-08	Industrial	196,743
CPA®:16 – Global	Leipold	Wolfach, Dransfekl, & Bunde, Germany	16,068	Jun-08	Industrial	196,023
CPA®:16 – Global	Leipold	Windsor, CT	1,585	Jun-08	Industrial	17,400

			125,437			1,611,480

Investment Management Activity — CMBS

		Face Value	Purchase Price
Portfolio	Pool / Security Type	(000s)	(000s)	Closing Date	Rating	Implied Yield
CPA®:17 – Global	TOP29 Class H Securities	$6,994	$2,661	Apr-08	BBB-	22.69%
CPA®:17 – Global	LBUBS 2008-C1 Class G	3,330	2,075	Apr-08	A-	13.43%
CPA®:17 – Global	LBUBS 2008-C1 Class H	3,830	1,771	Apr-08	BBB+	17.54%
CPA®:17 – Global	LB-UBS 2007-C7 Class G	9,517	6,621	Jun-08	A-	12.08%
CPA®:17 – Global	MSC 2007 IQ16 Class E	5,300	3,842	Jun-08	A+	11.30%
CPA®:17 – Global	MSC 2007 IQ16 Class G	2,343	1,534	Jun-08	A-	12.90%
CPA®:17 – Global	BACM 2008-1 Class F	2,000	1,461	Jun-08	A	11.22%

		$33,314	19,965

Total Investment Management Acquisitions			$145,402

Disposition Activity
Investment Management Activity

	Tenant/Lease		Gross Sale Price	Disposition		Gross Square
Portfolio(s)	Guarantor	Property Location(s)	(000s)	Date	Property Type	Footage
CPA®:15	MBM Beef	Macon, GA	$1,010	Apr-08	Warehouse/Distribution	20,038
CPA®:14	Earle M. Jorgensen	Kansas City, MO	6,460	Jun-08	Warehouse/Distribution	120,855

Total Investment Management Dispositions			$7,470			140,893

W. P. CAREY & CO. LLC
Portfolio Analysis (Unaudited)
June 30, 2008

Portfolio Diversification by Rent (Pro rata basis)

		Percentage of	Percentage of
		Total Annualized	Total
	Annualized Rent	Rent	Adjusted
Top Ten Tenants/Lease Guarantors	(Pro Rata)	(Pro Rata)	Revenue(a)
Carrefour France, S.A. — France	$10,508,320	10%	5%
Bouygues Telecom, S.A. — France	5,411,439	5%	3%
The American Bottling Company	4,746,519	5%	2%
Daimler Trucks North America LLC	4,634,253	5%	2%
Medica France S.A. — France	3,442,238	3%	2%
US Airways Group, Inc.	3,171,909	3%	2%
Federal Express Corporation	3,046,177	3%	2%
Orbital Sciences Corporation	3,022,947	3%	2%
Titan Corporation	2,706,799	3%	1%
Schuler A.G. — Germany	2,575,553	3%	1%

	$43,266,154

(a)	Total Adjusted Revenue = Total revenue as reported, less reimbursed costs from affiliates, plus other interest income, plus revenue from discontinued operations.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type (Unaudited)
June 30, 2008

Property Type	Square Footage(a)	Percent
Industrial	8,654,935	50%
Warehouse/Distribution	5,105,685	29%
Office	2,029,908	12%
Retail	1,125,347	6%
Other Properties (c)	363,271	2%
Hospitality	158,000	1%

Total (d)	17,437,146	100%

Property Type	Annualized Rent(b)	Percent
Industrial	$36,915,913	36%
Office	29,801,537	29%
Warehouse/Distribution	21,369,594	21%
Other Properties (c)	6,822,113	7%
Retail	6,181,160	6%
Hospitality	1,200,000	1%

Total (d)	$102,290,317	100%

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2008.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry (Unaudited)
June 30, 2008

	Annualized	Percentage of
Industry Type(a)	Rent(b)	Annualized Rent
Retail Stores	$17,440,007	17%
Telecommunications	11,184,028	11%
Business and Commercial Services	11,173,113	11%
Healthcare, Education and Childcare	9,484,043	9%
Electronics	6,946,222	7%
Automobile	5,283,706	5%
Beverages, Food, and Tobacco	5,141,050	5%
Aerospace and Defense	4,894,813	5%
Forest Products and Paper	4,418,376	5%
Machinery	3,362,476	3%
Transportation — Personal	3,329,109	3%
Transportation — Cargo	3,083,377	3%
Consumer Non-durable Goods	2,178,006	2%
Consumer and Durable Goods	2,175,819	2%
Media: Printing and Publishing	1,940,625	2%
Mining, Metals, and Primary Metal Industries	1,859,659	2%
Chemicals, Plastics, Rubber, and Glass	1,845,526	2%
Hotels and Gaming	1,209,000	1%
Federal, State and Local Government	1,170,000	1%
Construction and Building	1,139,591	1%
Textiles, Leather, and Apparel	978,153	1%
Leisure, Amusement, Entertainment	876,485	1%
Other (c)	1,177,133	1%

Total (d)	$102,290,317	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Reflects properties with tenants in the grocery and banking industries.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2008.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography (Unaudited)
June 30, 2008

Region	Square Footage(a)	Percent
South	5,015,925	29%
Midwest	4,556,704	26%
East	3,499,563	20%
West	2,321,016	13%
Europe	2,043,938	12%

Total (c)	17,437,146	100%

Region	Annualized Rent(b)	Percent
South	$27,889,668	27%
West	21,468,540	21%
Midwest	17,892,761	17%
East	11,976,410	12%
Europe	23,062,938	23%

Total (c)	$102,290,317	100%

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2008.

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis (Unaudited)
June 30, 2008

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration(a)	Rents	Rent
2008 (b)	2,155,577	2%
2009	11,101,937	11%
2010	18,463,347	18%
2011	18,483,734	18%
2012	8,163,977	8%
2013	7,562,572	7%
2014	9,616,125	9%
2015	3,499,141	3%
2016	1,674,363	2%
2017	2,403,225	2%
2018	3,853,779	4%
2019	4,448,150	4%
2020	4,634,253	5%
2021	—	0%
2022	1,581,496	2%
2023	—	0%
2024	—	0%
2025	1,125,388	1%
2026	947,700	1%
2027	2,575,553	3%

Total (c)	$102,290,317	100%

Weighted Average Years to Maturity: 5.43

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in current year’s revenue stream.

(c)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2008.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands, except share amounts)

	June 30, 2008	December 31, 2007
		(NOTE)
Assets
Real estate, net	$510,714	$513,405
Net investment in direct financing leases	88,637	89,463
Equity investments in real estate and CPA® REITs	266,807	242,677
Operating real estate, net	75,635	73,189
Cash and cash equivalents	14,419	12,137
Due from affiliates	48,126	88,329
Intangible assets and goodwill, net	96,172	99,873
Other assets, net	30,556	34,211

Total assets	$1,131,066	$1,153,284

Liabilities and Members’ Equity
Liabilities:
Non-recourse debt	$261,688	$254,051
Unsecured credit facility	81,000	62,700
Accounts payable, accrued expenses and other liabilities	39,576	59,076
Income taxes, net	61,833	65,152
Distributions payable	19,265	29,222
Settlement provision	—	29,979

Total liabilities	463,362	500,180

Minority interest in consolidated entities	19,260	18,833

Commitments and contingencies
Members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,656,675 and 39,216,493 shares issued and outstanding, respectively	760,723	748,584
Distributions in excess of accumulated earnings	(118,812)	(117,051)
Accumulated other comprehensive income	6,533	2,738

Total members’ equity	648,444	634,271

Total liabilities and members’ equity	$1,131,066	$1,153,284

Note: The consolidated balance sheet at December 31, 2007 has been derived from the audited consolidated financial statements at that date.

W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenues
Asset management revenue	$20,039	$30,204	$40,165	$45,238
Structuring revenue	3,169	53,448	6,585	58,031
Wholesaling revenue	1,488	—	2,628	—
Reimbursed costs from affiliates	11,080	3,244	21,446	6,719
Lease revenues	19,422	19,031	38,624	37,618
Other real estate income	3,305	3,113	6,427	6,115

	58,503	109,040	115,875	153,721

Operating Expenses
General and administrative	(15,816)	(23,133)	(31,229)	(35,301)
Reimbursable costs	(11,080)	(3,244)	(21,446)	(6,719)
Depreciation and amortization	(6,279)	(6,737)	(12,370)	(13,472)
Property expenses	(1,362)	(1,669)	(3,740)	(2,787)
Other real estate expenses	(2,146)	(1,301)	(4,215)	(3,825)

	(36,683)	(36,084)	(73,000)	(62,104)

Other Income and Expenses
Other interest income	679	3,644	1,440	4,242
Income from equity investments in real estate and CPA® REITs	3,934	1,929	8,645	4,367
Minority interest in income	(304)	(3,129)	(393)	(3,406)
Gain on sale of securities, foreign currency transactions and other, net	1,848	169	4,659	355
Interest expense	(4,532)	(5,389)	(9,575)	(10,002)

	1,625	(2,776)	4,776	(4,444)

Income from continuing operations before income taxes	23,445	70,180	47,651	87,173
Provision for income taxes	(7,422)	(31,038)	(14,566)	(37,417)

Income from continuing operations	16,023	39,142	33,085	49,756

Discontinued Operations
Income from operations of discontinued properties	3,825	1,926	3,864	2,112
Gain on sale of real estate, net	—	962	—	962

Income from discontinued operations	3,825	2,888	3,864	3,074

Net Income	$19,848	$42,030	$36,949	$52,830

Basic Earnings Per Share
Income from continuing operations	$0.41	$1.02	$0.85	$1.31
Income from discontinued operations	0.10	0.08	0.10	0.08

Net income	$0.51	$1.10	$0.95	$1.39

Diluted Earnings Per Share
Income from continuing operations	$0.40	$1.03	$0.83	$1.29
Income from discontinued operations	0.10	0.07	0.10	0.08

Net income	$0.50	$1.10	$0.93	$1.37

Weighted Average Shares Outstanding
Basic	39,204,221	38,308,202	39,039,617	38,120,532

Diluted	40,256,658	40,004,379	40,271,185	39,894,412

Distributions Declared Per Share	$0.487	$0.467	$0.969	$0.929

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six months ended June 30,
	2008	2007
Cash Flows — Operating Activities
Net income	$36,949	$52,830
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization including intangible assets and deferred financing costs	13,506	14,509
Income from equity investments in real estate and CPA® REITs in excess of distributions received	(1,924)	(1,628)
Gain on sale of real estate, net	—	(962)
Minority interest in income	393	3,472
Straight-line rent adjustments	1,252	1,421
Management income received in shares of affiliates	(20,053)	(31,728)
Unrealized gain on foreign currency transactions, warrants and securities	(1,203)	(313)
Realized gain on foreign currency transactions	(1,565)	(42)
Stock-based compensation expense	3,922	2,328
(Increase) decrease in deferred acquisition revenue received	(3,538)	16,164
Decrease (increase) in structuring revenue receivable	46,695	(44,956)
(Decrease) increase in income taxes, net	(3,963)	2,802
Decrease in settlement provision	(29,979)	—
Net changes in other operating assets and liabilities	(13,273)	(2,249)

Net cash provided by operating activities	27,219	11,648

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA ® REITs in excess of equity income	3,425	21,716
Capital contributions to equity investments	(837)	—
Purchases of real estate and equity investments in real estate	(184)	(40,381)
Capital expenditures	(6,455)	(7,361)
VAT refunded on purchase of real estate	3,189	—
Proceeds from sales of real estate	—	6,014
Funds placed in escrow in connection with the sale of property	—	(3,340)
Funds released from escrow in connection with the sale of property	636	—
Payment of deferred acquisition revenue to affiliate	(120)	(524)

Net cash provided by (used in) investing activities	(346)	(23,876)

Cash Flows — Financing Activities
Distributions paid	(48,668)	(35,202)
Contributions from minority interests	1,320	688
Distributions to minority interests	(1,329)	(942)
Scheduled payments of mortgage principal	(4,698)	(7,719)
Proceeds from mortgages and credit facilities	101,937	118,617
Prepayments of mortgage principal and credit facilities	(73,729)	(68,257)
Repayment of loan from affiliates	(7,569)	—
Payment of financing costs	(370)	(1,303)
Proceeds from issuance of shares	12,743	3,917
Excess tax benefits associated with stock-based compensation awards	608	1,335
Repurchase and retirement of shares	(5,134)	(2,038)

Net cash (used in) provided by financing activities	(24,889)	9,096

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	298	74

Net increase (decrease) in cash and cash equivalents	2,282	(3,058)
Cash and cash equivalents, beginning of period	12,137	22,108

Cash and cash equivalents, end of period	$14,419	$19,050

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
June 30, 2008

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	101,255	$905,474	0.89%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	152,374	1,362,614	1.33%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	126,933	1,103,424	1.08%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	2,599	22,589	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	4,349	37,804	0.04%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	134,945	968,559	0.95%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	2,554	18,332	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	596	4,281	0.00%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	174,272	1,399,956	1.37%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	60,296	484,370	0.47%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	7,524	60,443	0.06%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	2,899	23,289	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	107,965	696,639	0.68%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	68,481	441,870	0.43%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	122,599	844,505	0.83%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	99,268	725,230	0.71%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	177,797	1,408,941	1.38%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, SAS Total						1,346,706	10,508,320	10.27%

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, Fran	Office	Telecommunications	Europe	80,729	3,374,568	3.30%	INSEE (2)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	102,237	2,036,871	1.99%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,966	5,411,439	5.29%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,879,237	2.81%	CPI	Jun-2014	Jun-2014
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,867,282	1.83%	CPI	Jun-2014	Jun-2014

The American Bottling Company Total						721,947	4,746,519	4.64%

Daimler Trucks North America LLC	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.53%	PPI	Jun-2020	Jun-2030

Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,668	464,775	0.45%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	508,347	0.50%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	430,643	0.42%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,771	653,590	0.64%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,815	615,100	0.60%	INSEE (2)	Jun-2010	Jun-2010
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,622	769,783	0.75%	INSEE (2)	Jun-2010	Jun-2010

Medica France S.A. Total						154,316	3,442,238	3.37%

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,913	3,171,909	3.10%	CPI	Apr-2014	Nov-2029

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.20%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,046,177	2.98%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	335,307	3,022,947	2.96%	CPI	Sep-2009	Sep-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.65%	CPI	Jul-2012	Jul-2017

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,575,553	2.52%	CPI	Oct-2027	Oct-2047

CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	945,443	0.92%	CPI	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	800,384	0.78%	Other	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	606,943	0.59%	Other	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Land	Business and Commercial Services	South	1	62,368	0.06%	Other	Dec-2015	Dec-2030

CheckFree Holdings, Inc. Total						110,339	2,415,138	2.36%

AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,000	34,867	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	47,772	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	54,379	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	6,600	21,567	0.02%	Fixed	Mar-2009	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,401	23,124	0.02%	Fixed	Apr-2009	Apr-2019
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	5,400	48,957	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	6,660	48,718	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	Fixed	Oct-2010	Aug-2019
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	Fixed	May-2009	May-2024
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,600	51,679	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	55,795	0.05%	None	Aug-2013	Dec-2038

AutoZone, Inc. Total						302,230	2,216,594	2.17%

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,993,194	1.95%	Fixed	Mar-2010	Mar-2016

Bell South Entertainment, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	611,472	0.60%	Fixed	Jun-2009	Jun-2019
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.32%	Fixed	Dec-2009	Dec-2039

BellSouth Corporation Total						147,296	1,962,622	1.92%

Quebecor Printing USA	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.90%	CPI	Dec-2009	Dec-2034

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.85%	Fixed	May-2011	May-2019

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.67%	CPI	Oct-2013	Oct-2023
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.15%	CPI	Oct-2013	Oct-2015

Information Resources, Inc. Total						83,992	1,862,942	1.82%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,258,273	1.23%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	528,979	0.52%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	25,561	0.02%	CPI	Mar-2010	Mar-2035

Fiskars Brands, Inc. Total						374,829	1,812,813	1.77%

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639,282	0.62%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	181,889	0.18%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	92,765	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	413,825	0.40%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	24,603	260,867	0.26%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						173,436	1,773,588	1.73%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,281,052	1.25%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	489,246	0.48%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	1,770,298	1.73%

Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.34%	Fixed	Dec-2009	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.39%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.73%

Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	309,030	1,015,205	0.99%	CPI	Aug-2008	Jun-2028
Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	212,210	705,481	0.69%	CPI	Aug-2008	Jun-2028

Brodart Company Total						521,240	1,720,686	1.68%

Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Office	Healthcare, Education and Childcare	West	35,951	835,705	0.82%	CPI	Jul-2019	Jul-2029

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	36,205	835,705	0.82%	CPI	Jul-2019	Jul-2029

Amylin Pharmaceuticals/SICOR, Inc. Total						72,156	1,671,410	1.63%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958,496	0.94%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	611,504	0.60%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570,000	1.53%

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	636,472	0.62%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	255,968	0.25%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	208,675	0.20%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	141,515	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	123,435	0.12%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	43,420	0.04%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	121,233	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,530,718	1.50%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Stores	West	143,352	1,440,412	1.41%	CPI	Aug-2018	Aug-2018

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.39%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,307,706	1.28%	Fixed	Sep-2011	Jun-2021

Radisson Hotels International, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,200,000	1.17%	Fixed	Jan-2012	Jan-2012

Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	221,263	0.22%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	972,818	0.95%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,194,081	1.17%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.17%	Other	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.14%	Fixed	Apr-2011	Apr-2011

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Stores	Europe	113,570	1,125,388	1.10%	CPI	Dec-2025	Dec-2040

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	294,216	0.29%	Fixed	Jun-2010	Jun-2013
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.80%	Fixed	Jul-2013	Jul-2023

Lockheed Martin Corporation Total						118,754	1,113,563	1.09%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238,343	0.23%	Other	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	569,819	0.56%	Other	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43,127	0.04%	Other	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	240,527	0.24%	Other	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,091,816	1.07%

Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	409,600	797,040	0.78%	Fixed	Jul-2015	Jul-2021
Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	286,963	0.28%	Fixed	Jul-2015	Jul-2021

Werner Co. Total						572,204	1,084,003	1.06%

United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63,245	0.06%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412,020	0.40%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22,075	0.02%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.56%	None	Sep-2010	Sep-2012

United Space Alliance LLC Total						137,850	1,070,172	1.05%

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	366,539	0.36%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	317,385	0.31%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	350,913	0.34%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,034,837	1.01%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,026,297	1.00%	CPI	Nov-2011	Nov-2026

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	978,153	0.96%	CPI	Dec-2010	Dec-2020

Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68,424	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823,165	0.80%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	38,582	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	17,529	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,766	947,700	0.93%

Hibbett Sporting Goods, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.86%	CPI	Dec-2014	Dec-2029

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	872,507	0.85%	CPI	Jun-2017	Jun-2033

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.67%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.13%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.80%

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.63%	Fixed	Feb-2018	Feb-2023

Western Union Financial Services, Inc.	100%	Bridgeton, MO	Office	Banking	Midwest	78,080	637,133	0.62%	Fixed	Nov-2016	Nov-2026

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	244,000	601,558	0.59%	Fixed	Jun-2010	Jun-2020

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.56%	None	Jan-2010	Jan-2020

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	52,552	548,741	0.54%	Fixed	Dec-2009	Dec-2015

Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	35,254	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	36,751	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	53,011	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	46,300	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	45,526	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	52,598	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	26,376	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	34,583	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	47,797	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	45,991	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	45,991	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	45,991	0.04%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	516,169	0.50%

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	484,746	0.47%	Fixed	May-2013	May-2013

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	457,320	0.45%	Fixed	Apr-2012	Apr-2017

Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	75,144	0.07%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	21,932	34,745	0.03%	CPI	Mar-2012	Mar-2022
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	64,358	295,611	0.29%	Fixed	Jan-2009	Jan-2024

Affiliated Foods Southwest, Inc. Total						122,074	405,500	0.40%

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	394,531	0.39%	Fixed	Aug-2009	Aug-2013

Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.18%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.21%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.38%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387,415	0.38%	CPI	Nov-2022	Nov-2022

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	76,362	0.07%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	304,584	0.30%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	380,946	0.37%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	360,000	0.35%	Fixed	Apr-2012	Apr-2018

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	308,940	0.30%	Fixed	Jul-2016	Jul-2026

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	289,391	0.28%	Fixed	Jul-2009	Jul-2009

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178,358	0.17%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	95,946	0.09%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274,304	0.27%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.26%	CPI	Apr-2011	Apr-2026

Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	228,828	0.22%	None	Sep-2010	Sep-2010
Honeywell International, Inc.	100%	Houston, TX	Land	Aerospace and Defense	South	1	36,000	0.04%	None	Sep-2010	Sep-2010

Honeywell International, Inc. Total						32,321	264,828	0.26%

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	254,538	0.25%	CPI	Jul-2013	Dec-2022

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221,438	0.22%	Fixed	Feb-2013	Feb-2013

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	52,040	207,261	0.20%	Various	Various	Various

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	180,565	0.18%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	157,200	0.15%	Fixed	Jul-2008	Jul-2008

Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.13%	None	Oct-2010	Oct-2030

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	30,768	0.03%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	74,760	0.07%	None	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	105,528	0.10%

Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	7,248	58,200	0.06%	Fixed	Dec-2008	Dec-2011
Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	4,456	41,172	0.04%	None	Dec-2008	Dec-2008

Custom Training Group, Inc. Total						11,704	99,372	0.10%

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	82,248	0.08%	Fixed	Jul-2010	Jul-2025

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	76,320	0.07%	Fixed	Jan-2009	Jan-2013

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Olmsted Kirk Paper Company	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	46,656	0.05%	Fixed	Dec-2012	Dec-2012

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	37,200	0.04%	Fixed	Sep-2008	Sep-2012

Photo Center (c)	100%	Hot Springs, AR	Retail	Machinery	South	340	4,800	0.00%	None	MTM	MTM

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	Oct-2008	Oct-2008

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	36,967	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	3,949	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	5,517	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	6,357	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	2,670	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	1,650	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	4,341	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	22,477	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	3,450	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	5,953	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	7,306	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	5,632	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	7,860	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	43,000	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	100%	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						882,478	—	—

Grand Total (d)						17,437,146	$102,290,317	100%

(a)	Rents reflect a conversion rate of 1.5799 USD/EUR as of June 30, 2008.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of June 30, 2008.

(e)	Numbers may not add due to rounding.